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SUPPLEMENT TO THE INSTITUTIONAL PROSPECTUS AND

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

Wells Fargo Advantage Municipal Money Market Fund
(the “Fund”)

At a meeting held on November 17-18, 2015, the Board of Trustees of the Fund approved the reopening of the Fund’s Institutional Class shares to new investors effective December 1, 2015 (the “Reopening”).

All references to the Institutional Class as “closed” in the Fund’s prospectus, summary prospectus and Statement of Additional Information are deleted effective upon the Reopening.

November 19,2015                                                                                                     MMIT115/P1204SP